Exhibit 10.1

FOURTH AMENDMENT

TO THE MEN’S WEARHOUSE, INC.

2004 LONG-TERM INCENTIVE PLAN

THIS AGREEMENT by The Men’s Wearhouse, Inc. (the “Sponsor”),

WITNESSETH:

WHEREAS, the Sponsor maintains the plan known as “The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan” (the “Plan”); and

WHEREAS, the Sponsor retained the right in Section 13.1 of the Plan to amend the Plan from time to time; and

WHEREAS, the Board of Directors of the Sponsor approved resolutions on the 1st day of May, 2015, to amend the Plan;

NOW, THEREFORE, the Sponsor agrees that, effective upon the approval of a majority of the shareholders of the Sponsor represented in person or by proxy at the next Annual Meeting of Shareholders, Sections 4.2 and 4.3 of the Plan are hereby amended in their entirety to read as follows:

4.2. Dedicated Shares; Maximum Awards.  The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 6,910,059. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 3,455,030. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 3,455,030. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee or Director during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee or Director during a Fiscal Year is 500,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee or Director during a Fiscal Year may not exceed in value the Fair Market Value of 300,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 300,000. The maximum aggregate amount with respect to which Cash-Based

Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $5,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $5,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules.

4.3.                                               Shares That Count Against Limit.

(a)                                                    If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case before April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan.  If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, in each such case on or after April 20, 2012, the shares of Stock allocable to the unexercised portion of that Award will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan.

(b)                                                    For Awards granted under the Plan before April 1, 2008 and exercised before April 1, 2015, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. For Awards granted under the Plan before April 1, 2008 and exercised on or after April 1, 2015, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan. For Awards granted under the Plan on or after April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and will no longer be available for further issuance under the Plan.

(c)                                                     When a Stock Appreciation Right is settled in shares of Stock, the number of shares of Stock subject to the Stock Appreciation Right under the Stock Appreciation Right Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the Stock Appreciation Right, regardless of the number of shares used to settle the Stock Appreciation Right upon exercise.

Approved by the Board of Directors

On May 1, 2015